Exhibit 10.28

DAWSON JAMES SECURITIES, INC.

925 South Federal Highway, Suite No. 600

Boca Raton, Florida 33432

September 23, 2009

Mr. Tom Chesterman

Senior Vice President and Chief Financial Officer

Bionovo, Inc.

5858 Horton Street, Suite 400

Emeryville, CA 94608

Re: Amendment of Engagement Letter

Dear Mr. Chesterman,

This letter amends the letter agreement between Bionovo, Inc. and Dawson James Securities, Inc. (“DJSI”) dated September 10, 2009 (the “Engagement Letter”) as follows:

1. Non-accountable Expense Allowance. The non-accountable expense allowance referenced in Section 8(a) is hereby reduced from 3% to 1.5%.

2. Over-Allotment Warrant to DJSI. The last sentence of Section 8(b)(iii) and clause (ii) of that subsection are hereby deleted in their entirety so that DJSI will not receive a warrant upon exercise of the over-allotment option.

3. Right of First Refusal. The last sentence of Section 8(d) is hereby deleted in its entirety so that DJSI does not have a right of first refusal on future investment banking activities.

Except as set forth above, the Engagement Letter shall remain in full force and effect. If you agree with the above please sign below and return an executed copy of this letter to my attention.

Very truly yours,

DAWSON JAMES SECURITIES, INC.

/s/ Joseph E. Balagot
Joseph E. Balagot
Senior Managing Director

AGREED AND ACCEPTED: BIONOVO, INC.

/s/ Tom Chesterman
Tom Chesterman
Senior Vice President and Chief Financial Officer